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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 25, 2002
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                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-5364                                  47-0863558
(Commission File Number)       (I.R.S. Employer Identification Number)


                    580 Kirts Blvd, Suite 300, Troy, MI 48084
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if changed Since Last Report)











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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit 10.13 Credit and Security Agreement dated as of May 20, 2002 between Frank's Nursery & Crafts, Inc. as borrower and Kimco Capital Corp. as Lender.

                  10.14 Loan and Security Agreement by and among Frank's Nursery & Crafts, Inc. as borrower and Congress Financial Corporation (Central) as agent and the financial institutions named herein as lenders, dated May 20, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRANK'S NURSERY & CRAFTS, INC.


Date: July 25, 2002                        By: /s/Julie G. Herzog
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                                                 Julie G. Herzog
                                             Vice President, Controller
                                             Principal Financial Officer


















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                                  EXHIBIT INDEX


Exhibit Number                                  Description

    10.13 Credit and Security Agreement dated as of May 20, 2002 between Frank's Nursery & Crafts, Inc. as borrower and Kimco Capital Corp. as lender.

    10.14 Loan and Security Agreement by and among Frank's Nursery & Crafts, Inc. as borrower and Congress Financial Corporation (Central) as agent and the financial institutions named herein as lenders, dated May 20, 2002.























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